Exhibit 99.1

THRIVING TODAY. INVESTING FOR TOMORROW. BB&T Client Meetings February 2009 DF-Analyst_2-09-09

Important Information This material contains forward-looking statements, including forecasts of growth, long- term financial goals, expanding margins, industry growth and our strategic plans, that involve known and unknown risks and uncertainties that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this material. Actual results may differ materially from those contained in the forward-looking statements. Such risk factors include, among others: safety and quality issues could harm our sales; fluctuations in raw material prices and availability could harm our profitability; competition could affect our results of operations; inability to integrate acquired entities could harm our profitability; loss of one or more major customers could reduce revenue and profits; risk of failure to expand distribution in existing channels or secure new distribution outlets to sell our products, and changes in the food industry and customer preferences could reduce demand for our products. Additional information concerning these and other risk factors is contained in the Risk Factors section of our Annual Report on Form 10-K, on file with the Securities and Exchange Commission, as well as factors identified in our other periodic reports filed with the Commission from time to time. The forward-looking statements in this material are based on our assumptions, expectations and projections about future events as the date of this presentation. We do not undertake any obligation to update this information to reflect events or circumstances subsequent to its presentation.

Quality Brands That Retailers and Consumers Value and Trust Premium Culinary and Snack Food Company Diamond Foods Attractive, On-Trend Markets Expanding Retail Presence Investing for Future Growth Snack Culinary

Snack Net Sales Growth Snack: Bringing Excitement to the Category Snack Nuts Trail Mixes 2004 2008 2009 snack 7 89 230 $7 $89 $175 - 185 Snack Net Sales Growth $ Millions Source: AC Nielsen 09/08 Innovative Products for Healthy, Active Lifestyles Produce Snacks Popcorn

Culinary: History of Quality and Commitment Culinary and Baking Nuts In-Shell Nuts Diamond Planters Fisher snack 30 7 2 Market Share Leader $ Share Source: AC Nielsen 01/09 Established 1912 Nutritious, Great-Tasting Food 30% 7% 2% >4x Larger Than #2 Brand

Well-Positioned with Today's Consumers Low Cost, Filling, Whole-Grain Snack Complement to At-Home Entertainment Versatile and Protein-Rich Food Ingredient for Healthy, Speed-Scratch Meals Convenient Nutritious Snack Satiating Meal Replacement Consumer Value for Nutrition, Taste and Convenience

Large Addressable Retail Markets Produce Snacks, Seeds, Trail Mix Culinary Nuts Category total 24.7 Snack 5.3 $30B+ Total 0.9 1.5 2.9 0.9 $0.9B $1.5B $0.9B $6.2B Room for Growth Popcorn Snack Nuts $2.9B Sources: Euromonitor, IRI, AC Neilsen and Company Estimates

Multiple Paths to Growth Increase Sales of Products in Distribution Fill Out Distribution in Existing Channels Introduce New Products Expand Distribution to New Channels

Expanding Retail Presence Multiple Points of Contact with Shoppers Cereal Aisle Checkout Baking Aisle Snack Aisle Produce Department

Consistent Sales Growth 1999 184 2000 200 2001 287.729 2002 282.158 2003 308.45 2004 359.683 2005 462.548 2006 477.205 2007 522.585 2008 531.492 2009 600 Fiscal Year Ended July 31 13% CAGR $M

Total Sales: $463 Million FY 2005 Total Sales: $585 - $615 Million FY 2009 Mix Shift to Retail Expanding Margins +610 bps Gross Margin Ret Non East 49 51 23 Ret Non East 82 18 23 Ingredient/FS 51% Retail 49% Ingredient/FS <20% Retail >80%

Strong Earnings Growth 2006 2007 2008 2009 EPS 0.47 0.53 0.91 1.29 EPS 38% CAGR $ / Share Fiscal Year Ended July 31 $1.25 - $1.32 $0.05 Increase in Guidance

Focused, Sustainable Growth Leverageable Infrastructure Strong Brand Platform Thriving Today. Investing for Tomorrow.

Focused Brand Platform Increasing Velocity Drives Cost Efficiency Franchise Items for Consumers and Retail Partners Quality Products Core to Dietary Needs Innovative Packaging Service Focus

Evolving Our Value Proposition Before Today Clear P.E.T. 16oz Peanuts 12oz Dry Roasted Peanuts Improved Value Cocoa Roast Almond Canister Gummy Bears Healthier Choices Breakfast on the Go! Bag of Breakfast Blend Trail Mix 2oz Peg Bag Chopped Walnuts 1lb Bag Whole Shelled Walnuts Expanding Usage Occasions

Revenue Mix Variety Mix Pop Secret Potential Traditional "Better for You" Products 33% Butter 85% Kettle Corn 7% Opportunity to Expand "Better for You" Offering and Introduce New Popcorn Flavors Cheddar 4% Assorted 4%

Whole Grain Low Fat / Calorie High Fiber Health Snack Size Servings Fresh, Easy-Prep Snack Convenience Indulgence Variety Taste Fit with Emerald and Consumer Snack Trends Low Cost Snack Stable Shelf Life Value

Integrated Snack Marketing Broadening to Capture a Younger Snack Demographic Youthful Contemporary Innovative Fun Premium

Snack Television Advertising Bringing New Consumers into the Category

Snack Online Advertising Engaging Consumers Through User Generated Content

Increasing Strength in the Snack Aisle

Joint Marketing Initiatives Promotions Media Displays

Diamond Brand Development Advertising Content Sponsorships

Focused, Sustainable Growth Leverageable Infrastructure Strong Brand Platform Thriving Today. Investing for Tomorrow.

Leverageable Infrastructure Same Sales Organization Same Broker Partners Scale Within Categories Serviced Marketing and Promotions Go-to-Market Integration Similar Shelf Life Ambient Storage Warehouse Delivery System Full Truck-Load Delivery Supply Chain Integration Disciplined Approach to Achieving Relevant Scale

Pop Secret Supply Chain (Pre-Integration) Galesburg, IL Fort Wayne, IN Atlanta, GA Tracy, CA (2x) Carlisle, PA Van Buren, IN Fontana, CA (2x) Palmyra, PA (2x) Montgomery, IL (2x) Roanoke, TX Orlando, FL Chattanooga, TN Buffalo, NY N. Kansas City, MO

Pop Secret Supply Chain (Post-Integration) Fort Wayne, IN Atlanta, GA Stockton, CA Van Buren, IN S. Brunswick, NJ Chicago, IL

Foundation for Growth Scalable Platform Serve Growing Revenue Base Drive Cost Efficiencies Information Systems Supply Chain Go-To-Market Corporate Infrastructure Procurement

Stockton, CA Driving Cost Efficiencies Before Decentralized and Fragmented Drop-Offs After Eliminated Four Receiving Facilities

Focused, Sustainable Growth Leverageable Infrastructure Strong Brand Platform Thriving Today. Investing for Tomorrow.

30 of 36 Quarters with Year-Over-Year Growth Consistent Quarterly Top Line Growth Sales Q1 189 Q2 193 Q3 194 Q4 200 Q1 234 Q2 253 Q3 272 Q4 288 Q1 298 Q2 296 Q3 289 Q4 282 Q1 282 Q2 293 Q3 303 Q4 308 Q1 319 Q2 325 Q3 340 Q4 360 Q1 390 Q2 412 Q3 435 Q4 463 Q1 468 Q2 480 Q3 468 Q4 477 Q1 468.7 Q2 488.1 Q3 517.3 Q4 522.6 Q1 537.6 Q2 527.8 Q3 530.8 Q4 531.5 Q1 542.5 $ Millions Quarterly Trailing 12-months Net Sales (Q1 = Oct, Q2 = Jan, Q3 = Apr, Q4 = Jul) 2001 2002 2003 2004 2005 2006 2008 2007 $189

12 of 14 Quarters with Year-Over-Year Growth Consistent Quarterly Bottom Line Growth Sales Q4 -7.9 Q1 -5.9 Q2 -2.1 Q3 -0.7 Q4 7.3 Q1 9.2 Q2 8.2 Q3 9.8 Q4 8.8 Q1 9.7 Q2 10.5 Q3 13 Q4 14.8 Q1 17.6 Q2 20.2 $ Millions Quarterly Trailing 12-months Adjusted Non-GAAP Net Income (Q1 = Oct, Q2 = Jan, Q3 = Apr, Q4 = Jul) 2007 2008 2009 2006

Near-Term Financial Targets Q2 Full-Year Sales $140 - $155 +5% - 16% $585 - $615 +10% - 16% Gross Margin Previous Revised - - + 150 to 200 bp > 400 bp EPS Previous Revised $0.24 - $0.29 +41% - 71% $0.29 - $0.34 +71% - 100% $1.20 - $1.27 +31% - 39% $1.25 - $1.32 +37% - 45%

'06 '07 '08 '09E Adjusted 23 29 37 53 Attractive Cash Flow Profile $ Millions Adjusted EBITDA >3.0x 2.5-3.0x 2.0-2.5x 1.5-2.0x 1.0-1.5x >1.0x Debt 250 225 200 150 125 100 Cost of Debt $23 $53-$55 $29 $37 % Sales 5% 6% 7% 8-9% Paying Down Debt Is Highly Accretive to Earnings 250 225 200 150 125 100 Credit Spread Over LIBOR (bp) Debt / EBITDA

Financial Summary Margin & Profit Improvement Strong Balance Sheet and Cash Flow Attractive Valuation $ Millions, Except per Share and % 2008 2009 * Total Net Sales Snack Retail $531 $89 $370 $585 - 615 $175 - 185 +27 - 31% Gross Margin 16.6% > 400 bp Operating Margin 4.5% 7% EPS $0.91 $1.25 - $1.32 Balance Sheet Cash Long-Term Debt Debt / Equity $74 $20 12% Change After PS acquisition Other Dividend per Share PEG $0.18 - $0.18 0.76x Fiscal Year Ended July 31 * Guidance; Excludes One-time Items

Sustainable Earnings Growth Drivers Input Cost Normalization Cost Efficiency Product Mix Shift Scale

A Transformational Company 1912 2005 IPO Grower-Owned Walnut Cooperative High-Growth Branded Food Company

THRIVING TODAY. INVESTING FOR TOMORROW.